UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2006

STERIS Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-14643	34-1482024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Heisley Road, Mentor, Ohio	44060-1834
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (440) 354-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

2006 Long-Term Equity Incentive Plan

At the Annual Meeting of Shareholders held on July 26, 2006, the shareholders of STERIS Corporation (“STERIS” or the “Company”) approved the STERIS Corporation 2006 Long-Term Equity Incentive Plan (the “Plan”). The Plan authorizes equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units and other equity-based awards for the purpose of attracting and retaining the Company’s non-employee directors, officers and employees and providing incentives and rewards for superior performance. Under the Plan, 6,600,000 of the Company’s common shares are available for equity grants of which, subject to such overall total limitation, up to 5,000,000 common shares may be granted in connection with nonqualified stock options or incentive stock options, up to 1,600,000 common shares may be granted in connection with restricted stock and restricted stock units and up to 1,600,000 common shares may be granted in connection with performance shares and performance units and other awards.

The description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Form of Agreements under the 2006 Long-Term Equity Incentive Plan

With regard to certain awards that may be made under the Plan, the following forms of award agreements are filed as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Form 8-K:

•	STERIS Corporation Form of Nonqualified Stock Option Agreement for Employees;

•	STERIS Corporation Form of Restricted Stock Agreement for Employees;

•	STERIS Corporation Form of Nonqualified Stock Option Agreement for Directors; and

•	STERIS Corporation Form of Restricted Stock Agreement for Directors.

ITEM 8.01. Other Events.

FDA Market Clearance of Reliance™ Endoscope Processing System

On July 26, 2006, the Company announced that the United States Food and Drug Administration (FDA) has given the Company clearance to market its Reliance™ Endoscope Processing System (EPS) an automated, self-contained system specifically designed to achieve high-level disinfection of heat-sensitive instruments using a patented, dry oxidative chemistry. A copy of the press release announcing this is attached hereto as Exhibit 99.1.

New Share Repurchase Authorized

On July 26, 2006, the Board authorized the purchase of up to 3 million shares of STERIS common stock. This share repurchase authorization replaces a previous authorization under which approximately 11,000 shares remained. A copy of the press release announcing this action is attached hereto as Exhibit 99.2.

Quarterly Dividend Authorized

On July 26, 2006, the Board also authorized the payment of a regular quarterly dividend in the amount of $0.04 per share. The dividend is payable September 13, 2006 to shareholders of record at the closing of the stock transfer books on August 16, 2006. A copy of the press release announcing this action is attached hereto as Exhibit 99.2

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ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	STERIS Corporation 2006 Long-Term Equity Incentive Plan.

10.2	STERIS Corporation Form of Nonqualified Stock Option Agreement for Employees.

10.3	STERIS Corporation Form of Restricted Stock Agreement for Employees.

10.4	STERIS Corporation Form of Nonqualified Stock Option Agreement for Directors.

10.5	STERIS Corporation Form of Restricted Stock Agreement for Directors.

99.1	Press Release issued by STERIS Corporation on July 26, 2006 regarding FDA Market Clearance of Reliance™ EPS.

99.2	Press Release issued by STERIS Corporation on July 27, 2006 regarding New Share Repurchase Authorization and a Quarterly Dividend.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS CORPORATION

By:	/s/ Laurie Brlas
Laurie Brlas
Senior Vice President and Chief Financial Officer

Date: July 28, 2006

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	STERIS Corporation 2006 Long-Term Equity Incentive Plan.

10.2	STERIS Corporation Form of Nonqualified Stock Option Agreement for Employees.

10.3	STERIS Corporation Form of Restricted Stock Agreement for Employees.

10.4	STERIS Corporation Form of Nonqualified Stock Option Agreement for Directors.

10.5	STERIS Corporation Form of Restricted Stock Agreement for Directors.

99.1	Press Release issued by STERIS Corporation on July 26, 2006 regarding FDA Market Clearance of Reliance™ EPS.

99.2	Press Release issued by STERIS Corporation on July 27, 2006 regarding New Share Repurchase Authorization and a Quarterly Dividend.

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